TREND AGGREGATION GROWTH ETF

TAAG

TREND AGGREGATION ESG ETF

TEGS

TREND AGGREGATION DIVIDEND STOCK ETF

TADS

TREND AGGREGATION U.S. ETF

TAEQ

(Each a series of Collaborative Investment Series Trust)

Supplement dated June 8, 2021 to the Prospectus and

Statement of Additional Information (“SAI”) dated February 27, 2020, as previously supplemented.

The following supersedes any contrary information contained in any current Prospectus.

Trend Aggregation Dividend Stock ETF

Effective June 11, 2021, the Fund’s name is changed to The Active Dividend Stock ETF. All references to the Fund in the Prospectus and SAI are hereby revised to reflect the Fund’s new name.

The disclosure following the paragraph heading “Dividends, Other Distributions, and Taxes” in the Funds’ Prospectus is replaced in its entirety with the following:

Unlike interests in conventional mutual funds, which typically are bought and sold from and to a fund only at closing NAVs, each Fund’s Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on a Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly for Trend Aggregation Dividend Stock ETF and annually for the remaining funds. A Fund distributes its net realized capital gains, if any, to shareholders annually.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated February 27, 2020 for the Fund, which provides information that you should know about the Funds before investing and should be retained for future references.  These documents are available upon request and without charge by calling (866) 904-0406.